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Exhibit 10.11



                                                                  August 1, 2007



PANTERRA RESOURCE CORP.                              ENDEAVOR ENERGY CORP.
260, 603 - 7th Avenue S.W.                           1110, 521 - 3 Avenue SW
Calgary, AB                                          Calgary, AB
T2P 2T5                                              T2P 3T3

Attention: Fred Rumak                                Attention: Keith Miles



STEALTH VENTURES LTD.                                RANCHMANS RESOURCES LTD.
705, 777 - 5 Avenue SW                               850, 808 - 4 Avenue SW
Calgary, AB                                          Calgary, AB
T2P 3R5                                              T2P 3E8


Attention: Rob Bell                                  Attention: Mike Logan





RE:   SEISMIC OPTION LETTER OF INTENT
      SOUTH SASKATCHEWAN


Further to our recent conversation, Endeavor Energy Corp. and Ranchmans Resources Ltd. (hereinafter collectively referred to as "Optionee") are prepared to enter into a Seismic Option with PanTerra Resource Corp. and Stealth Ventures Ltd. (hereinafter referred to as "Optioner"); the following sets out the terms and conditions:

1.       Definitions
         -----------

         Each capitalized term used in this Head Agreement will have the meaning given to it in the Farmout & Royalty Procedure, and, in addition:

         (a) "Contract Depth" means sufficient depth to Option any formation below the top of the Viking that may be prospective following the shooting of the program described in Clause 3.

         (b) "Option Lands" means the lands described in Schedule "B".




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

2.       Schedules
         ---------

         The  following  Schedules  are  attached  hereto  and made part of this
         Agreement:

         (a) Schedule "A", which is the Farmout & Royalty Procedure elections;
         (b) Schedule "B", which is the Options Lands;
         (c) Schedule "C", which is the Operating Procedure;
         (d) Schedule "D", which specifies the types of drilling information required to be supplied by the Optionee to the Optioner pursuant to the Farmout & Royalty Procedure.

3.       Seismic Option
         --------------

         The Optionee shall shoot a minimum of a $500,000.00 seismic program ("Seismic Program") with the tail spreads not exceeding one mile of the Option Lands prior to December 15, 2007.

         Prior to January 15, 2008 Optionee shall elect to either:

         (a) Commit to shoot a $500,000.00 seismic program ("Second Seismic Program") on or within one mile of the Option Lands within 60 days of its election to shoot or prior to April 30, 2008; or

         (b) Commit to drill an Option Well at a location of its choice on the Option Lands. The Option Well shall be spudded within 60 days of its election to drill and drilled to Contract Depth and completed, capped or abandoned; or

         (c) Terminate the Option.

         (d) The Optionee must drill a well within 1 year of the first earning well or terminate the option.

         Should Optionee elect option (a) of this Letter of Intent, on or prior to July 31, 2008 Optionee shall elect to:

         (a) Commit to drill an Option Well at a location of its choice on the Option Lands. The Option Well shall be spudded within 90 days of its election to drill and drilled to Contract Depth and competed, capped or abandoned; or

         (b) Terminate the Option.

4.       Option Well Earning
         -------------------

         Subject to compliance with Article 3.00 of the Farmout & Royalty Procedure, Optionee will earn 100% of the Optionor's Working Interest, subject to the Overriding Royalty, in the lands earned from the applicable Permit ("Option Well Earning Block"), use calculations pursuant to the earning provisions under the Saskatchewan Government PNG License Regulations.

         Optionor shall have the right to participate with the Optionee, in the drilling of any Option Well on the Option Lands for 20% working


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         interest.  In the event Optionor  participates  in the Option Well, the
         Overriding Royalty shall be calculated on the Optionee's 80% working interest in such Option Well Earning Block.

         Optionee shall earn Viking rights on all option lands after drilling its first earning well.

         Prior to earning by Optionee, if Optionor discovers Viking gas, Optionor shall retain the drilling spacing unit, plus one additional section of its choice.

5.       Additional Seismic Programs and Option Wells
         --------------------------------------------

         If the Optionee has drilled the Option Well to Contract Depth and is not otherwise in default, the Optionee will have continuing options to shoot additional seismic programs to continue the option to drill as per Clause 3.(a) or drill additional Option Wells on the remaining Option Lands to earn an interest in the unearned Option Lands. The Optionee may elect, by notice to the Optionor within 90 days of the drilling rig release date of the previous Option Well, to either shoot a $500,000.00 seismic program ("Additional Seismic Program") or drill a further Option Well ("Additional Option Well"). If the Optionee so elects, the Optionee must spud such Additional Option Well within 90 days of that election. The terms and conditions with respect to the Option Well shall apply mutatis mutandis to the Additional Option Wells.

         Optionor shall be provided a show and tell and a copy of interpreted data in the event of participation by Optionor.

6.       Abandonment
         -----------

         The parties hereby acknowledge and agree that Article 7.00 of the Farmout and Royalty Procedure which is entitled Abandonment of Wells has been amended to allow the Optionor to take over an Option well. Should Optionor elect to take over an Option Well, Optionee shall assign the Option Well along with the applicable surface rights. All responsibilities, obligations and liabilities associated with the Option Well after Optionor takes over the well shall lie with the Optionor.

7.       Reasonable Extension
         --------------------

         In the event the Optionee has committed to drill the Option Well as outlined in Clause 3 hereof and either or both governmental restrictions and ground conditions make the drill site inaccessible and precludes the Optionee from spudding the Option Well on or before the date provided in Clause 3, Optionor shall grant Optionee the extension or extensions required to Spud the Option Well until such time as either or both governmental restrictions and ground conditions permit Optionee to access the Option Well drill site together with such reasonable additional time as may be necessary to permit Optionee to organize and effect the Spudding thereof.

8.       Restriction On Additional Drilling During Earning Phase
         -------------------------------------------------------
         No Party may propose the drilling of an additional well on the Option Lands earned as a result of the drilling of an Earning Well until such time as the Optionee has earned an interest in all of the Option Lands or the Optionee's right to earn that interest has terminated.

         This clause shall not restrict Optionor from drilling shallow wells.


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9.       Operating Procedure
         -------------------

         Endeavor Energy Corp. will be the initial Operator under the Operating Procedure.

10.      Rentals
         -------

         Rentals shall be charged on a 50/50 basis, 1 year from the date of this agreement on all lands held under the agreement.

11.      Land Sale
         ---------
         Any lands purchased by Optionor shall be included in this agreement.

         Thereafter, any party acquiring lands within two miles of any lands hereunder, such party shall notify the remaining party of the acquisition, and shall offer that party the respective deep or shallow rights for 20% of the consideration expenditures.

         In the event the foregoing terms and conditions herein are acceptable, please indicate your concurrence by signing and returning the counterpart execution page of this Agreement to the attention of the undersigned. This offer is open for acceptance until 4:30 p.m. Wednesday, August 1, 2007 and Optionee will thereupon prepare final agreement incorporating, inter alia, the terms set out herein.

     Yours truly,



     ENDEAVOR ENERGY CORP.



     Keith Miles



     jm/attachments



     Agreed to this 1st day of August, 2007.



     /s/  Fred Rumak
     -----------------------------------------------

     PANTERRA RESOURCES CORP.


     Agreed to this 1st day of August, 2007.



     /s/ Keith Miles
     -----------------------------------------------

     ENDEAVOR ENERGY CORP.




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     Agreed to this 1st day of August, 2007.



     /s/ Rob bell
     -----------------------------------------------

     STEALTH VENTURES LTD.





     Agreed to this 1st day of August, 2007.



     /s/ Mike Logan
     -----------------------------------------------

     RANCHMANS RESOURCES LTD.


This is a counterpart execution page attached to and forming a part of a Seismic Option Letter of Intent dated August 1, 2007 among Endeavor Energy Corp., Ranchmans Resources Ltd., Stealth Ventures Ltd., and PanTerra Resource Corp. - South Saskatchewan







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                                   SHEDULE "A"

Schedule "A" attached to and forming a part of a Seismic Option Letter of Intent dated August 1, 2007 among Endeavor Energy Corp., Ranchmans Resources Ltd., Stealth Ventures Ltd., and PanTerra Resources Corp. - South Saskatchewan


              Farmout & Royalty Procedure Elections and Amendments

1.       Effective Date (Sub clause 1.01 (f)) - August 1, 2008

2. Payout (Sub clause 1.01 (t), if Article 6.00 applies) - Alternate A - _____, Alternate B ______, Alternate B options, if applicable - _____m3 Equivalent Production and _____ years.

3.       Incorporation   of   Clauses   From  1990  CAPL   Operating   Procedure
         (Clause 1.02)

(i)      Insurance (311)       Alternate A - _______,   Alternate B -
         ____X_____ ,

(ii)     Address for Notices (Clause 2202) -

                     The Parties' addresses for service are:

                  PanTerra Resource Corp.
                  260, 603 - 7 Avenue SW
                  Calgary, AB T2P 2T5
                  Attention: Land Manager

                  Stealth Ventures Ltd.
                  705, 777 - 5 Avenue SW
                  Calgary, AB T2P 3R5
                  Attention: Land Manager

                  Endeavor Energy Corp.
                  1110, 521 - 3 Avenue SW
                  Calgary, AB T2P 3T3
                  Attention: Land Manager

                  Ranchmans Resources Ltd.
                  850, 808 - 4 Avenue SW
                  Calgary, AB T2P 3E8
                  Attention: Land Manager


4.       Article 4.00 (Option Well(s)) will __X__/will not _____ apply.
                                              -
5.       Article 5.00 (Overriding Royalty) will ___X__/will not _____ apply.
                                                   -
6.       Quantification Of Overriding Royalty (Sub clause 5.01A, if applicable)

         (i)  Crude oil (a) -  Alternate - __2__
                            -  If Alternate 1 applies, _____%
                            - If Alternate 2 applies, __1/23.8365_, min. __5__%, max.__10__%



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         (ii)  Other    (b) -  Alternate - ___1___,
                            -  If Alternate 1 applies, __10__%
                            - If Alternate 2 applies, ______%, in (i) and _____% in (ii).

7.       Permitted  Deductions (Sub clause 5.04B, if applicable) - Alternate (s)
                          1 only _____,
                          2 only _____,
                          1 and 2 __X__,
                          Neither 1 nor 2 _____.

         If  Alternate  2  applies,  deductions  not   greater  than  ____50___%
         of the Market Price.

8. Article 6.00 (Conversion Of Overriding Royalty) - will ______/will not __X__ apply.

         If Article 6.00 applies, conversion to _____% of Working Interest in Sub clause 6.04A.

9. Article 8.00 (Area of Mutual Interest) - will _____/will not __X__ apply.

10. Well Information To Royalty Owners (Sub clause 9.03 (b)) amended to read as follows:


     "The additional information described in the well information requirement Schedule and this Article. However, if that Royalty Well is being drilled to obtain information to evaluate any petroleum and natural gas rights that have been offered for sale at a Crown land sale within three and a half (3.5) kilometers of the well and the provisions of Article 8.00 are not then in effect, the obligation to deliver that additional information will be suspended until seven (7) days following the applicable Crown land sale."

11.      Reimbursement  Of  Land   Maintenance   Costs  (Clause  11.02)  -  will
         _____/will not __X__apply.

                  If applies, reimbursement of $ ________.







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                                  SCHEDULE "C"
                                  ------------

ATTACHED TO AND FORMING A PART OF A SEISMIC OPTION AGREEMENT DATED AUGUST 1, 2007 AMONG ENDEAVOR ENERGY CORP., RANCHMANS RESOURCES LTD., STEALTH VENTURES LTD., AND PANTERRA RESOURCES CORP. -
                               SOUTH SASKATCHEWAN


                          1990 CAPL OPERATING PROCEDURE
                          -----------------------------


     CLAUSES              PAGE                        ELECTIONS
 ---------------------------------------------- --------------------------------
       311                  9                              Insurance
                                                          ___ A xxx B
---------------------------------------------- ---------------------------------
       604                 15                         Marketing Fee xxx A
--------------------------------------------- ----------------------------------
       903                 19                            Casing Point
                                                          xxx A ___ B
---------------------------------------------- ---------------------------------
                                                    Penalty for Independent
                                                          Operations
       1007                23                  (iv)  300% development well
                                                       500% exploratory well
---------------------------------------------- ---------------------------------
       1010                25                        Title Preserving Well
                                                         (iv) 365 days
---------------------------------------------- ---------------------------------
       2401                37                      Disposition of Interests
                                                          xxx A ___ B
---------------------------------------------- ---------------------------------

                                                  Recognition Upon Assignment
       2404                38                      Replaced with 1993 CAPL
                                                   -----------------------
                                                     Assignment Procedure
---------------------------------------------- ---------------------------------




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                           RATES AND ELECTIONS TO THE
                  1996 PETROLEUM ACCOUNTANTS SOCIETY OF CANADA
                           (PASC) ACCOUNTING PROCEDURE


101.     Rates and Elections
         -------------------
         The following clauses of the Accounting Procedure are modified to include the indicated election, alternate, option or value:

         105.     Operating Fund:   __10__ %

         110.     Approvals: Clause _____; from __two__ ;  seventy-five  percent
                  (_75_%)

         112.     Expenditure Limitations:

                 (a) excess of  _twenty-five thousand_ dollars ($ 25,000)

                  (c) excess of  _twenty-five thousand_ dollars ($ 25,000)

         202.     Employee Benefits:

                  (b) exceed  twenty-five  percent (_25_%)

         213.     Camp and Housing:

                  (b) shall __x__ / shall not ______

         216.     Warehouse Handling:

                  _2.5_% Warehouse

         221.     Allocation Options:

                  204.       _100% of direct costs_______

                  207 (c).   _100% of direct costs_______

                  212.       _100% of direct costs_______

                  213 (a).  _100% of direct costs_______

                  214.       _100% of direct costs_______

         302.     Overhead Rates:

                  (a) ________ percent (______%)

                                   OR

                      (1) __five___  percent (_5_%); fifty thousand dollars
                         ($50,000.00)

                      (2) __three__  percent  (_3_%); one hundred thousand
                          dollars ($100,000.00)

                      (3) __one___  percent  (_1_%);

                  (b) ________ percent (______%)

                                       OR

                      (1) __three__ percent (_3_%); fifty thousand dollars
                         ($50,000.00)

                      (2) __two __  percent (_2_%); one hundred thousand dollars
                         ($100,000.00)

                      (3) __one___  percent  (_1_%);

                   (c) ________ percent (______%)

                                       OR

                      (1) __five __ percent (_5_%); fifty thousand dollars
                         ($50,000.00)

                      (2) __three_  percent (_3_%); one hundred thousand dollars
                         ($100,000.00)

                     (3) __one__  percent  (_1_%);

                  (d) ________ percent (______%)


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                                       OR

                      (1) __five __ percent (_5_%); fifty thousand dollars
                         ($50,000.00)

                      (2) __three_  percent (_3_%); one hundred thousand dollars
                         ($100,000.00)

                      (3) __one__  percent  (_1_%);

                  (e) ________ percent (______%)

                                       OR

                      (1) __ten __ percent (_10_%); and

                      (2) __two hundred and fifty  dollars ($250.00)

                      (3) ______  percent  (___%);

                       Shall ___x___ / shall not ______

         406.     Dispositions:  fifty thousand  dollars ($50,000.00)

102.     Modifications to the PASC Accounting Procedure

The Accounting Procedure is modified as follows:

        The clauses contained in the Accounting Procedure are amended as follows:

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103.     Warranty as to Modifications

Except as otherwise provided for in Clause 101 and 102 hereof, the Accounting Procedure published by the Petroleum Accountants Society of Canada, 1996 (copyright) is hereby incorporated in its entirely in the Agreement and the Parties so warrant that said Accounting Procedure has been amended only to the extent set forth herein.











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